UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2007
AGASSIZ ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	333-133024	80-0130330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
510 County Road 71
Valley Technology Park
Crookston, Minnesota 56716
(Address of Principal Executive Offices)(Zip Code)
(218) 281-8442
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Article Published by Agri News
Press Release

Item 7.01. Regulation FD Disclosure.
      On May 8, 2007, Agri News published an article containing information about Agassiz Energy, LLC’s (Company) business plans and equity offering. The article is attached hereto as Exhibit 99.1.
Item 8.01. Other Events.
      On May 9, 2007, the Company issued a press release containing information about the status of the Company’s equity offering. The press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements: None.
      (b) Pro forma financial information: None.
      (c) Shell company transaction: None.
      (d) Exhibits:
           99.1 Article published by Agri News on May 8, 2007
           99.2 Press Release dated May 9, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGASSIZ ENERGY, LLC
Date: May 9, 2007	By /s/ Donald A. Sargeant
	Name:	Donald A. Sargeant
	Title:	Chairman and Chief Manager

AGASSIZ ENERGY, LLC
FORM 8-K
CURRENT REPORT
EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Article published by Agri News on May 8, 2007

99.2	Press Release dated May 9, 2007